UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020 (July 30, 2020)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on November 1, 2019, Manufactured Housing Properties Inc. (the “Company”) launched an offering (the “Offering”) of up to 1,000,000 shares of its Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”), at a price of $10.00 per share, for maximum gross proceeds of $10,000,000. In addition, the Company is offering bonus shares to early investors in the Offering, pursuant to which the first 400 investors will receive, in addition to Series B Preferred Stock, 100 shares of Common Stock, regardless of the amount invested, for a total of 40,000 shares of Common Stock.

The Offering is being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”), for Tier 2 offerings, pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2019, as amended (the “Offering Statement”), which was qualified by the SEC on November 1, 2019. The Offering will terminate at the earlier of: (1) the date on which the maximum amount of offered shares of Series B Preferred Stock has been sold, (2) the date which is 180 days after the Offering was qualified by the SEC, subject to an extension of up to an additional 180 days at the discretion of the Company and the Underwriter (as defined below), or (3) the date on which the Offering is earlier terminated by the Company in its sole discretion.

Digital Offering LLC (the “Underwriter”) is acting as the Company’s managing broker-dealer for the Offering. The Underwriter has made no commitment to purchase all or any part of the shares of Series B Preferred Stock being offered but has agreed to use its best efforts to sell such shares in the Offering. As partial compensation, the Company agreed to pay the Underwriter concurrently with each closing of the Offering a cash placement fee equal to 7% of the gross proceeds of such closing.

As previously reported, on November 29, 2019, the Company completed an initial closing of the Offering, pursuant to which the Company sold an aggregate of 335,512 shares of Series B Preferred Stock to 103 investors for total gross proceeds of $3,355,120. After deducting the placement fee, the Company received net proceeds of approximately $3,120,262. The Company issued the shares of Series B Preferred Stock on December 2, 2019, following filing of a Certificate of Designation with the Nevada Secretary of State to establish the Series B Preferred Stock. The Company also issued 10,300 shares of Common Stock to these early investors.

As previously reported, on December 31, 2019, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 74,210 shares of Series B Preferred Stock to 54 investors for total gross proceeds of $742,100. After deducting the placement fee, the Company received net proceeds of approximately $690,153. The Company also issued 5,100 shares of Common Stock to additional early investors.

As previously reported, on January 29, 2020, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 52,500 shares of Series B Preferred Stock to 21 investors for total gross proceeds of $525,000. After deducting the placement fee, the Company received net proceeds of approximately $488,250. The Company also issued 2,100 shares of Common Stock to additional early investors.

As previously reported, on January 31, 2020, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 11,000 shares of Series B Preferred Stock to 4 investors for total gross proceeds of $110,000. After deducting the placement fee, the Company received net proceeds of approximately $102,300. The Company also issued 400 shares of Common Stock to additional early investors.

As previously reported, on February 28, 2020, the Company completed an additional closing of the offering, pursuant to which the Company sold an aggregate of 19,595 shares of Series B Preferred Stock to 21 investors for total gross proceeds of $195,950. After deducting the placement fee, the Company received net proceeds of approximately $182,234. The Company also issued 2,100 shares of Common Stock to additional early investors.

As previously reported, on March 30, 2020, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 32,140 shares of Series B Preferred Stock to 14 investors for total gross proceeds of $321,400. After deducting the placement fee, the Company received net proceeds of approximately $298,902. The Company also issued 1,400 shares of Common Stock to additional early investors.

As previously reported, on June 2, 2020, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 16,160 shares of Series B Preferred Stock to 8 investors for total gross proceeds of $161,600. After deducting the placement fee, the Company received net proceeds of approximately $150,288. The Company also issued 800 shares of Common Stock to additional early investors.

As previously reported, on June 29, 2020, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 35,888 shares of Series B Preferred Stock to 13 investors for total gross proceeds of $358,880. After deducting the placement fee, the Company received net proceeds of approximately $333,758. The Company also issued 1,300 shares of Common Stock to additional early investors.

On July 30, 2020, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 15,214 shares of Series B Preferred Stock to 13 investors for total gross proceeds of $152,140. After deducting the placement fee, the Company received net proceeds of approximately $141,490. The Company also issued 1,300 shares of Common Stock to additional early investors.

Please see the Offering Statement for additional details regarding the Offering, including the terms of the Series B Preferred Stock being offered.

As noted above, the issuance of the Series B Preferred Stock and Common Stock was made in reliance upon an exemption from registration provided under Regulation A of Section 3(6) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Engagement Agreement, dated April 30, 2019, between Manufactured Housing Properties Inc. and Digital Offering LLC (incorporated by reference to Exhibit 1.1 to the Offering Statement on Form 1-A filed on May 9, 2019)
1.2	Amendment to Engagement Agreement, dated September 4, 2019, between Manufactured Housing Properties Inc. and Digital Offering LLC (incorporated by reference to Exhibit 1.2 to the Amended Offering Statement on Form 1-A/A filed on October 15, 2019)
1.3	Second Amendment to Engagement Agreement, dated September 30, 2019, between Manufactured Housing Properties Inc. and Digital Offering LLC (incorporated by reference to Exhibit 1.3 to the Amended Offering Statement on Form 1-A/A filed on October 15, 2019)
3.1	Certificate of Designation of Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on December 5, 2019)
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on October 15, 2019)
10.2	Escrow Agreement, dated October 4, 2019, by and among Manufactured Housing Properties Inc., Digital Offering LLC and Wilmington Trust, National Association (incorporated by reference to Exhibit 8.1 to the Amended Offering Statement on Form 1-A/A filed on October 15, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

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